UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-18348             06-1209796
(State or other                 (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4


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Item 5. Other Events.

         BE Aerospace, Inc. issued the press release attached hereto on July 21, 2003. The sixth through twelfth paragraphs, appearing under the heading "Financial Results: Second Quarter," the thirteenth and fourteenth paragraphs, appearing under the heading "Six-Month Results," the third sentence of the eighteenth paragraph, appearing under the heading "Update on Consolidation Program," the nineteenth paragraph, appearing under the heading "Backlog Increased Sequentially," the twenty-third paragraph and the fourth sentence of the twenty-fourth paragraph, appearing under the heading "Liquidity Remains Adequate," and the thirty-second paragraph of that press release as well as the three month and six month financial statements and other financial information, excluding the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures," appearing at the end of that press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) Exhibits.

        Exhibit No.         Description
        -----------         -----------

          99.1              Press Release, dated July 21, 2003.

Item 9. Regulation FD Disclosure.

         The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure":

         The first through fifth paragraphs, fifteenth through seventeenth paragraphs, first, second and fourth sentences of the eighteenth paragraph, twentieth through twenty-second paragraphs, first through third sentences of the twenty-fourth paragraph, twenty-fifth through thirty-first paragraphs and thirty-third paragraph as well as the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures" appearing at the end of that press release, which appear as part of Exhibit 99.1, are not filed but are furnished pursuant to Reg FD.

         The attached Exhibit 99.1 is also furnished in its entirety pursuant to
Item 12, "Disclosure of Results of Operations and Financial Condition."

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               -------------------------------------
                               Name: Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer

Date: July 21, 2003

                                  EXHIBIT INDEX



Exhibit No.                   Description of Exhibits
-----------                   -----------------------

99.1                          Press Release, dated July 21, 2003




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